Exhibit 99.1

Atomera Provides Fourth Quarter and Fiscal 2020 Results

LOS GATOS, Calif. Feb. 10, 2021 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2020.

Recent Company Highlights

•	Executed Joint Development Agreement with a market leading semiconductor company
•	Strengthened balance sheet by completing $25 million at-the-market equity offering
•	Announced availability of MSTcad V1.0 for modeling semiconductor device improvements with MST

Management Commentary

“The JDA we recently announced marks a major milestone for Atomera, including a manufacturing license which will enable our customer to deposit MST film on its wafers in its own fab positioning them for fast integration and transition to production. Our release of MSTcad V1.0 simplifies customer evaluation of MST, which should extend our reach to new customers and technologies and shorten time to revenue” said Scott Bibaud, President and CEO. “With our strong balance sheet and foundational improvements to our business, we believe we are starting 2021 in the strongest position in Atomera history.”

Financial Results

During the fourth quarter of 2020, revenue was $0, compared with $138,000 in the fourth quarter of 2019. The Company incurred a net loss of ($3.9) million, or ($0.19) per basic and diluted share in the fourth quarter of 2020, compared to a net loss of ($3.0) million, or ($0.18) per basic and diluted share, for the fourth quarter of 2019. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2020 was a loss of ($3.0) million compared to an adjusted EBITDA loss of ($2.4) million in the fourth quarter of 2019.

For fiscal year 2020, revenue was $62,000, compared with $533,000 in fiscal 2019. Net loss was ($14.6) million, or ($0.79) per basic and diluted share for fiscal 2020, compared to ($13.3) million, or ($0.84) per basic and diluted share in fiscal 2019. Adjusted EBITDA for fiscal 2020 was a loss of ($11.7) million compared to an adjusted EBITDA loss of ($10.7) million in fiscal 2019.

The Company had $37.9 million in cash and cash equivalents as of December 31, 2020, compared to $14.9 million as of December 31, 2019. The Company completed an at-the-market equity offering on January 5, 2021, raising net proceeds (after commission and expenses) of $24.2 million through the sale of 2,221,575 shares at an average price of $11.25 per share between September 2, 2020 and January 5, 2021.

The total number of shares outstanding was 22.4 million as of December 31, 2020.

Fourth Quarter and Fiscal Year 2020 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Wednesday, Feb. 10, 2021

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related our ability to successfully complete the milestones in our joint development agreement or, even if successfully completed, to reach a commercial distribution license with our JDA customer; (3) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, STM Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement filed with the SEC on September 2, 2020. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2020	2019
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$37,942	$14,871
Prepaid expenses and other current assets	132	132
Total current assets	38,074	15,003

Property and equipment, net	153	63
Operating lease right-of-use asset	705	161
Long-term prepaid rent	450	–
Security deposit	13	13

Total assets	$39,395	$15,240

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$442	$315
Accrued expenses	211	145
Accrued payroll related expenses	705	819
Current operating lease liability	90	152
Deferred revenue	–	37
Total current liabilities	1,448	1,468

Long term operating lease liability	602	–

Total liabilities	2,050	1,468

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2020 and December 31, 2019.	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 22,375 and 17,117 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively.	22	17
Additional paid-in capital	187,463	149,017
Accumulated deficit	(150,140)	(135,262)
Total stockholders’ equity	37,345	13,772

Total liabilities and stockholders’ equity	$39,395	$15,240

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Atomera Incorporated

Statements of Operations

(in thousands, except per share data)

	Three Months ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
	(Unaudited)	(Unaudited)	(Unaudited)

Revenue	$–	$138	$62	$533
Cost of revenue	–	(29)	(13)	(253)
Gross margin	–	109	49	280

Operating expenses
Research and development	2,227	1,818	8,424	7,748
General and administrative	1,377	1,155	5,624	5,203
Selling and marketing	273	242	921	954
Total operating expenses	3,877	3,215	14,969	13,905

Loss from operations	(3,877)	(3,106)	(14,920)	(13,625)

Other income
Interest income	1	60	42	325
Total other income	1	60	42	325

Net loss	$(3,876)	$(3,046)	$(14,878)	$(13,300)
Net loss per common share, basic and diluted	$(0.19)	$(0.18)	$(0.79)	$(0.84)

Weighted average number of common shares outstanding, basic and diluted	20,908	16,606	18,752	15,852

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Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Net loss (GAAP	$(3,876)	$(3,046)	$(14,878)	$(13,300)
Add (subtract) the following items:
Interest income	(1)	(60)	(42)	(325)
Depreciation and amortization	9	11	41	44
Warrant modification	2	–	141	–
Stock-based compensation	817	649	3,041	2,929

Adjusted EBITDA (non-GAAP)	$(3,049)	$(2,446)	$(11,697)	$(10,652)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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